[Cover Page]

Stein Roe Small Company Growth Fund


Prospectus
Feb. 2, 1999


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

The Fund
       Investment Goal
       Principal Investment Strategy
       Principal Investment Risks
       Fund Performance
       Your Expenses

Financial Highlights

Your Account
       Purchasing Shares
       Opening an Account
       Determining Share Price (NAV)
       Selling Shares
       Exchanging Shares
       Dividends and Distributions

Other Investments and Risks
       Market Capitalization
       Short Sales
       Portfolio Turnover
       Temporary Defensive Positions
       Interfund Lending Program

The Fund's Management
       Investment Adviser
       Portfolio Managers
       Master/Feeder Structure
       Year 2000 Readiness



Please keep this prospectus as your reference manual.

THE FUND

[CALLOUT]
A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large cap); medium capitalization (midcap); or small capitalization (small cap).

As of Dec. 31, 1998, large-cap companies had market capitalizations greater than $6.6 billion, midcap companies had market capitalizations between $1.8 and $6.6 billion and small-cap companies had market capitalizations less than $1.8 billion.
These amounts will change as the S&P Mid-Cap 400 and S&P Small-Cap 600 indices change.

(For more information, see page 24.)

[/CALLOUT]

INVESTMENT GOAL
Stein Roe Small Company Growth Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 65 percent of its assets in common stocks of small-cap companies.
The Fund may invest in new issuers during periods when new issues are being brought to market. The Fund may also invest in midcap companies. The Fund invests in companies that compete within large and growing markets and that have the ability to grow their market share. To find companies with these growth characteristics, the portfolio managers seek out companies that are-or, in the portfolio managers' judgment, have the potential to be-a market share leader within their respective industry. They also look for companies with strong management teams that participate in the ownership of the companies.

PRINCIPAL INVESTMENT RISKS
There are two basic risks for all mutual funds that invest in stocks: management risk and market risk. Investments in small- and medium-cap companies may increase these risks relative to investments in larger-cap companies. These risks may cause you to lose money when you sell your shares.

[Callout]
What are market and management risks? Management risk means that stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar goals. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with competing funds.
[End of callout]

Small- and Medium-Cap Companies
The securities the Fund purchases may involve certain special risks. Small- and medium-sized companies and new issuers often have limited product lines, operating histories, markets, or financial resources. They also may depend heavily on a small management group. Small-cap companies in particular are more likely to fail or prove unable to grow. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in price than securities of larger companies. The price of the Fund's shares-its net asset value (NAV)-may fluctuate daily in response to changes in the market value of the securities. In addition, these risks could negatively impact the Fund's performance or yield.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program and you can lose money by investing in the Fund.

For more information on the Fund's investment techniques, please refer to "Other Investments and Risks."

Who Should Invest in the Fund?
You may want to invest in the Fund if you:

* are a long-term investor who seeks the potentially greater growth opportunities of small-cap stocks and can tolerate their greater risks
* can tolerate fluctuations in the Fund's NAV due to greater volatility of small-cap companies

The Fund is not appropriate for investors who:
* already have significant holdings in small-cap stocks or mutual funds
* can't tolerate volatility or possible losses
* are saving for a short-term investment
* need regular current income

FUND PERFORMANCE
The following charts show the Fund's performance. The returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.

Year-by-Year Total Returns
Year-by-year calendar returns show the Fund's volatility over a period of time. This chart illustrates performance differences for each calendar year and provides an indication of the risks of investing in the Fund.

                YEAR-BY-YEAR TOTAL RETURNS*
30%
25%
20%
15%     19.83%
10%
5%                    7.85%
0%
-5%
         1997          1998
Best quarter: 4th quarter 1998, +20.21%
Worst quarter: 3rd quarter 1998, -19.32%


*On Feb. 2, 1999, the Colonial Aggressive Growth Fund (Predecessor
Fund) was reorganized into the Fund. The Predecessor Fund had multiple classes of shares, consisting of Class A, Class B, and Class C shares. The performance information contained in the chart is based on the historical returns of the Predecessor Fund's Class A shares, which, unlike the Fund, had a 0.25% 12b-1 fee. This chart does not reflect the sales load of the Predecessor Fund's Class A shares.


Average Annual Total Returns
Average annual total returns measure the Fund's performance over time. We compare the Fund's returns with returns for the S&P Small-Cap 600 Index, which is a measure of market performance for small-cap companies. We show returns for calendar years to be consistent with the way other mutual funds report performance in their prospectuses. This allows you to accurately compare similar mutual fund investments and provides an indication of the risks of investing in the Fund.

                    AVERAGE ANNUAL TOTAL RETURNS
                            Periods ending Dec. 31, 1998
                            1 yr     Since Inception
Small Company Growth Fund*    7.85%      15.23%
S&P Small-Cap 600 Index**    -1.31%      13.67%
______
*In February 1999, the Colonial Aggressive Growth Fund (Predecessor Fund) was reorganized into the Fund. The Predecessor Fund had multiple classes of shares, consisting of Class A, Class B, and Class C shares. The performance information contained in the table is based on the historical returns of the Predecessor Fund's Class A shares, which, unlike the Fund, had a 0.25% 12b-1 fee. The table does not reflect the sales load of the Predecessor Fund's Class A shares.
**The S&P Small-Cap 600 Index is an unmanaged group of stocks that differs from the Fund's composition; it is not available for direct investment. Since inception performance for the S&P Small-Cap 600 Index is from March 31, 1996 to Dec. 31, 1998.

YOUR EXPENSES
This table shows fees and expenses you may pay if you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares.(a) However, you pay various other indirect expenses because the Fund pays fees and other expenses that reduce your investment return.

ANNUAL FUND OPERATING EXPENSES (b)
(expenses that are deducted from Fund assets)
Management fees (c)                      1.00%
Distribution (12b-1) fees                None
Other expenses                           0.64%
Total annual fund operating expenses(d)  1.64%
Less expense reimbursement               0.14%
Net expenses                             1.50%

(a) There is a $7 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.
(b) Management fees reflect increases effective February 1999. Other Expenses are based on projected average annual assets of $50 million. In addition, the Fund's 12b-1 fee of 0.25% and load of 5.75% were eliminated effective February 1999.
(c) Management fees include both the management fee and the administrative fee charged to the Fund.
(d) Stein Roe will reimburse the Fund if its annual ordinary operating expenses exceed 1.50% of average daily net assets. This commitment expires on Jan. 31, 2000. After reimbursement, management fees will be 0.86%. A reimbursement lowers the expense ratio and increases overall return to investors.

Expense Example
This example compares the cost of investing in the Fund to the cost of investing in a similar mutual fund. It uses the same hypothetical assumptions that other funds use in their prospectuses:
* $10,000 initial investment
* 5 percent total return each year
* the Fund's operating expenses remain constant as a percent of net assets
* redemption at the end of each time period

Your actual costs may be higher or lower because in reality fund returns and operating expenses change. Expenses based on these assumptions are:

                         EXPENSE EXAMPLE
                            1 yr   3 yrs   5 yrs   10 yrs
Small Company Growth Fund   $153   $504    $878    $1,930

Understanding Expenses
Fund expenses include management fees and administrative costs such as furnishing the Fund with offices and providing tax and compliance services.

FINANCIAL HIGHLIGHTS

The financial highlights table explains the Fund's financial performance. Consistent with other mutual funds, we show information for the last five fiscal years or for the period of the Fund's operations (if shorter). The Fund's fiscal year runs from July 1 to June 30. The total returns in the table represent the returns that investors earned assuming that they reinvested all dividends and distributions. Certain information in the table reflects the financial results for a single share of Class A of the Predecessor Fund, outstanding throughout the period from March 31, 1996 through June 30, 1998. The information has been derived from the financial statements of the Predecessor Fund. Pricewaterhouse Coopers LLP, independent accountants, audited this information and issued an unqualified report that appears in the Predecessor Fund's 1998 annual report along with the financial statements. To request the Predecessor Fund's annual report, please call 800-338-2550.

Small Company Fund
Per Share Data                                          Period
                                        For years       ended
                                        ended June 30,  June 30,
                                        1998     1997    1996(a)
Net asset value, beginning of period   $12.65   $11.30   $10.11
Income from investment operations
Net investment loss (e)                 (0.14)   (0.11)   (0.01)
Net gains on securities (both
  realized and unrealized)               2.78     1.48      1.20
Total income from investment
  operations                             2.64     1.37      1.19
Less distributions
Dividends (from net investment income)      -    (0.01)        -
Distributions (from capital gains)      (0.90)   (0.01)        -
Total distributions                     (0.90)   (0.02)        -
Net asset value, end of period         $14.39   $12.65    $11.30
Total return (b)                        21.56%   12.14%    11.77%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000 omitted) $3,867    $3,185    $2,826
Ratio of net expenses to average net
  assets (d)                            1.55%     1.55%  1.55%(c)
Ratio of net investment loss to
  average net assets (b)              (1.04)%   (0.99)% (0.58)%(c)
Portfolio turnover rate                   70%       54%        -%
_____________________
(a) The Predecessor Fund commenced operation on March 25, 1996. The activity shown is from the effective date of registration (March 31, 1996) with the Securities and Exchange Commission. The Predecessor Fund was not publicly offered and may have been managed differently than a publicly offered fund.
(b) Computed with the effect of the expense reimbursement.
(c) These percentages are for periods of less than one year. They have been converted to an annual basis making it easier to compare to prior years.
(d) If the Fund had paid all of its expenses and there had been no reimbursement by the previous investment adviser, this ratio would have been 3.76% and 4.12% for the years ended June 30, 1998 and 1997, and 2.93% for the period ended June 30, 1996.
(e) Per share data was calculated using average shares outstanding during the period.

YOUR ACCOUNT

Purchasing Shares
You may purchase shares of the Fund without a sales charge. Your purchases are made at NAV next determined after the Fund receives your check, wire transfer or electronic transfer. If the Fund receives your check, wire transfer or electronic transfer after the close of regular trading on the New York Stock Exchange
(NYSE)-normally 3 p.m. Central time-your purchase is effective on the next business day. If you participate in the Stein Roe Counselor [service mark] program or are a client of Stein Roe Private Capital Management, the minimum initial investment is determined by those programs.

Purchases through Third Parties
If you purchase Fund shares through certain broker-dealers, banks or other intermediaries (intermediaries), they may charge a fee for their services. They may also place limits on your ability to use services the Fund offers. There are no charges or limitations if you purchase shares directly from the Fund, except those fees described in this prospectus.

If an intermediary is an agent or designee of the Fund, orders are processed at the NAV next calculated after the intermediary receives the order. The intermediary must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the NAV next determined.

Conditions of Purchase
An order to purchase Fund shares is not binding unless and until an authorized officer, agent or designee of the Fund accepts and enters it on the Fund's books. Once we accept your purchase order, you may not cancel or revoke it; however, you may redeem your shares. The Fund may reject any purchase order if it determines that the order is not in the best interests of the Fund and its shareholders. The Fund may waive or lower its investment minimums for any reason.

                        ACCOUNT MINIMUMS
                             Minimum to    Minimum    Minimum
Type of Account          Open an Account   Addition   Balance
-------------------------------------------------------------
Regular                      $2,500         $100      $1,000
Custodial (UGMA/UTMA)        $1,000         $100      $1,000
Automatic Investment Plan    $1,000          $50           -
Roth and Traditional IRA       $500          $50        $500
Educational IRA                $500          $50        $500

Opening an Account

                      OPENING OR ADDING TO AN ACCOUNT

BY MAIL:     Opening an Account
             Complete the application.
             Make check payable to Stein Roe Mutual Funds.

             Mail application and check to:
             SteinRoe Services Inc.
             P.O. Box 8900
             Boston, MA 02205

             If you participate in the Stein Roe Counselor program, mail application and check to:
             SteinRoe Services Inc.
             P.O. Box 803938
             Chicago, IL 60680

             Adding to an Account
             Make check payable to Stein Roe Mutual Funds. Be sure to write your account number on the check.

             Fill out investment slip (stub from your statement or confirmation) or include a note indicating the amount of your purchase, your account number, and the name in which your account is registered.

             Mail check with investment slip or note to the appropriate address above.

BY WIRE:     Opening an Account
             Mail your application to the address listed on the left, then call 800-338-2550 to obtain an account number. Include your Social Security Number. To wire funds, use the instructions below.

             Adding to an Account
             Wire funds to:
             First National Bank of Boston
             ABA:  011000390
             Attn.: SSI, Account No. 560-99696
             Fund No. 25; Stein Roe Small Company Growth Fund
             Your name (exactly as in the registration).
             Account number
             (Counselor Account No. if you participate in the Stein Roe Counselor program).

BY ELECTRONIC FUNDS TRANSFER: Opening an Account
             You cannot open a new account via electronic transfer.

             Adding to an Account
             Call 800-338-2550 to make your purchase. To set up prescheduled purchases, be sure to elect the Automatic Investment Plan option on your application.

BY EXCHANGE: Opening an Account
             By mail, phone, in person or automatically (be sure to elect the Automatic Exchange Privilege on your Application).

             Adding to an Account
             By mail, phone, in person or automatically (be sure to elect the Automatic Exchange Privilege on your application).

THROUGH AN INTERMEDIARY: Opening an Account
             Contact your financial professional.

             Adding to an Account
             Contact your financial professional.

All checks must be made payable in U. S. dollars and drawn on U.S. banks. Third-party checks will not be accepted. Money orders will not be accepted for initial purchases.

Determining Share Price
The Fund's share price is its NAV next determined. NAV is the difference between the values of the Fund's assets and liabilities divided by the number of shares outstanding. We determine NAV at the close of regular trading on the NYSE-normally 3 p.m. Central time. If you place an order after that time, you receive the share price determined on the next business day.

To calculate NAV on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales that day, we value the security at the most recently quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sale price for that day. We value all other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price.

Selling Shares
You may sell your shares any day the Fund is open for business.
Please follow the instructions below.

                         SELLING SHARES
By Mail: Send a letter of instruction, in English, including your account number and the dollar value or number of shares you wish to sell. Sign the request exactly as the account is registered. Be sure to include a signature guarantee. All supporting legal documents as required from executors, trustees, administrators, or others acting on accounts not registered in their names, must accompany the request. We will send the check to your registered address.

By Phone:     This feature is automatically added to your account
              unless you decline it on your application.  Call
              800-338-2550 to redeem an amount of $1,000 or more.
              We will send the check to your registered address.

By Wire: Fill out the appropriate areas of the account application for this feature. Proceeds of $1,000 or more ($100,000 maximum) may be wired to your
              predesignated bank account.   Call 800-338-2550 to
              give instructions to Stein Roe. There is a $7 charge for wiring redemption proceeds to your bank.

By Electronic Transfer:  Fill out the appropriate areas of the account application for this feature. To request an electronic transfer (not less than $50; not more than $100,000), call 800-338-2550. We will transfer your sale proceeds electronically to your bank. The bank must be a member of the Automated Clearing House.

By Exchange:  Call 800-338-2550 to exchange any portion of your
              Fund shares for shares in any other Stein Roe no-load fund.

By Automatic Exchange:  Fill out the appropriate areas of the account application for this feature. Redeem a fixed amount on a regular basis (not less than $50 per month; not more than $100,000) from the Fund for investment in another Stein Roe no-load fund.

What You Need to Know When Selling Shares
Once we receive and accept your order to sell shares, you may not cancel or revoke it. We cannot accept an order to sell that specifies a particular date or price or any other special conditions. If you have any questions about the requirements for selling your shares, please call 800-338-2550 before submitting your order.

The Fund redeems shares at the NAV next determined after an order has been accepted. We mail the proceeds within seven days after the sale. The Fund normally pays wire redemption or electronic transfer proceeds on the next business day.

We will not pay sale proceeds until your shares are paid for. If you attempt to sell shares purchased by check or electronic transfer within 15 days of the purchase date, we will delay sending the sale proceeds until we can verify that those shares are paid for. You may avoid this delay by purchasing shares by a federal funds wire.

We use procedures reasonably designed to confirm that telephone instructions are genuine. These include recording the conversation, testing the identity of the caller by asking for account information, and sending prompt written confirmation of the transaction to the shareholder of record. If these procedures are followed, the Fund and its service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

If the amount you redeem is large enough to affect the Fund's operation, the Fund may pay the redemption "in kind." This is payment in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities.

Involuntary Redemption
If your account value falls below $1,000, the Fund may redeem your shares and send the proceeds to the registered address. You will receive notice 30 days before this happens. If your account falls below $10, the Fund may redeem your shares without notice to you.

Low Balance Fee
Due to the expense of maintaining accounts with low balances, if your account balance falls below $2,000 ($800 for custodial accounts), you will be charged a low balance fee of $5 per quarter. The low balance fee does not apply to: (1) shareholders whose accounts in the Stein Roe Funds total $50,000 or more; (2) Stein Roe IRAs; (3) other Stein Roe prototype retirement plans;
(4) accounts with automatic investment plans (unless regular investments have been discontinued); or (5) omnibus or nominee accounts. The Fund can waive the fee, at its discretion, in the event of significant market corrections.

Exchanging Shares
You may exchange Fund shares for shares of other Stein Roe no-load funds. Call 800-338-2550 to request a prospectus and application for the fund you wish to exchange into. Please be sure to read the prospectus carefully before you exchange your shares.

The account you exchange into must be registered exactly the same as the account you exchange from. You must meet all investment minimum requirements for the fund you wish to exchange into before we can process your exchange transaction.

An exchange is a redemption and purchase of shares for tax purposes, and you may realize a gain or a loss when you exchange
Fund shares for shares of another fund.

We may change, suspend or eliminate the exchange service after notification to you.

Generally, we limit you to four telephone exchanges "roundtrips" per year. A roundtrip is an exchange out of the Fund into another Stein Roe no-load fund and then back to the Fund.

Reporting to Shareholders
To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, will be mailed to your household (same address). Please call 800-338-2550 if you want to receive additional copies free of charge. This policy may not apply if you purchase shares through an intermediary.

Dividends and Distributions
The Fund distributes, at least once a year, virtually all of its net investment income and net realized capital gains.

A dividend from net investment income represents the income the Fund earns from dividends and interest paid on its investments, after payment of the Fund's expenses.

A capital gain is the increase in value of a security that the Fund holds. The gain is "unrealized" until the security is sold. Each realized capital gain is either short-term or long-term depending on whether the Fund held the security for one year or less or more than one year, regardless of how long you have held your Fund shares.

When the Fund makes a distribution of income or capital gains, the distribution is automatically invested in additional shares of the Fund unless you elect on the account application to have distributions paid by check.

[CALLOUT]
OPTIONS FOR RECEIVING DISTRIBUTION AND REDEMPTION PROCEEDS:
* by check
* by electronic transfer into your bank account
* a purchase of shares of another Stein Roe fund
* a purchase of shares in a Stein Roe fund account of another person
[/CALLOUT]

If you elect to receive distributions by check and a distribution check is returned to the Fund as undeliverable, or if you do not present a distribution check for payment within six months, we will change the distribution option on your account and reinvest the proceeds of the check in additional shares of the Fund. You will not receive any interest on amounts represented by uncashed distribution or redemption checks.

Tax Consequences
You are subject to federal income tax on both dividends and capital gains distributions whether you elect to receive them in cash or reinvest them in additional shares of the Fund. If the Fund declares a distribution in December, but does not pay it until after December 31, you will be taxed as if the distribution were paid in December. Stein Roe will process your distributions and send you a statement for tax purposes each year showing the source of distributions for the preceding year.

TRANSACTION                              TAX STATUS
Income dividend                          Ordinary income
Short-term capital gain distribution     Ordinary income
Long-term capital gain distribution      Capital gain
Sale of shares owned one year or less    Gain is ordinary income;
                                         loss is subject to
                                         special rules
Sale of shares owned more than one year  Capital gain or loss

If you sell or exchange your shares, any gain or loss is a taxable event. You may also be subject to state and local income taxes on dividends or capital gains from the sale or exchange of Fund shares.

This tax information provides only a general overview. It does not apply if you invest in a tax-deferred retirement account such as an IRA. Please consult your own tax advisor about the tax consequences of an investment in the Fund.

If you have any account questions, you may call 800-338-2550. We are here seven days a week to help you.

OTHER INVESTMENTS AND RISKS

The Fund's primary investment strategies and risks are described in this prospectus. (See "The Fund.") This section and the Statement of Additional Information (SAI) describe other investments that the Fund may make and risks associated with them. The Board of Trustees can change the Fund's investment objective without shareholder approval.

The Fund's portfolio managers generally make decisions on buying and selling portfolio investments based upon their judgment that the decision will improve the Fund's investment return and further its investment goal. The portfolio managers may also be required to sell portfolio investments to fund redemptions.

Market Capitalization
In this prospectus, we refer frequently to market capitalization as a means to distinguish among companies based on their size. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large cap); medium capitalization (midcap); or small capitalization (small cap).

To sort companies in this manner, we compare a company's capitalization with the capitalization of an appropriate index.
(An index is a statistical composite that measures a group of stocks.) We utilize two indices in grouping stocks: the S&P Mid-
Cap 400 Index and the S&P Small-Cap 600 Index.

We consider a company to be large cap if its market capitalization is at least 90 percent of the weighted market capitalization of the S&P Mid-Cap 400 Index.

We consider a company to be midcap if its market capitalization is less than 90 percent of the weighted market capitalization of the S&P Mid-Cap 400 Index and at least 90 percent of the weighted market capitalization of the S&P Small-Cap 600 Index.

We consider a company to be small cap if its market capitalization is less than 90 percent of the weighted market capitalization of the S&P Small-Cap 600 Index.

As of Dec. 31, 1998, large-cap companies had market capitalizations greater than $6.6 billion, midcap companies had market capitalizations between $1.8 and $6.6 billion and small-cap companies had market capitalizations less than $1.8 billion.
These amounts will change as the S&P Mid-Cap 400 and S&P Small-Cap 600 indices change.

Short Sales
The Fund may make short sales of securities. Short selling involves the sale of borrowed securities. When the Fund thinks the price of a stock will decline, it borrows the stock and then sells the borrowed stock. When the Fund has to return the borrowed stock, it tries to buy the stock at a lower price. If the Fund is successful, it has a capital gain. If the Fund is unsuccessful and buys the stock at a higher price than the price at which it sold the stock, the Fund has a capital loss. The Fund's capital gains and losses may result in federal income tax consequences to the Fund's shareholders. Short selling involves certain risks. The Fund could have a loss if the borrowed security increases in value and if the purchased security declines in value.

Portfolio Turnover
There are no limits on turnover. Turnover may vary significantly from year to year. Stein Roe does not expect it to exceed 100 percent under normal conditions. Portfolio turnover typically produces capital gains or losses for Fund shareholders resulting in tax consequences for the Fund's shareholders. It also increases transaction expenses, which reduce the Fund's return.

Temporary Defensive Positions
When Stein Roe believes that a temporary defensive position is necessary, the Fund may invest, without limit, in high-quality debt securities or hold assets in cash and cash equivalents. Stein Roe is not required to take a temporary defensive position, and market conditions may prevent such an action. The Fund may not achieve its investment objective if it takes a defensive position.

Interfund Lending Program
The Fund may lend money to and borrow money from other funds advised by Stein Roe. The Fund will do so when Stein Roe believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.

THE FUND'S MANAGEMENT

Investment Adviser
Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, IL 60606, manages the day-to-day operations of the Fund. Stein Roe (and its predecessor) has advised and managed mutual funds since 1949. As of Sept. 30, 1998, Stein Roe managed more than $28 billion in assets. The Fund pays Stein Roe (1) an annual management fee of 0.85% of average net assets and (2) an annual administrative fee of 0.15% of average net assets. For the most recent fiscal year, the Fund paid 1.00% of average net assets to Colonial Management Associates, Inc. (CMA). CMA is an affiliate of Stein Roe and was investment adviser to the Fund from March 25, 1996 to September 1998. For providing services to the Fund, CMA received an annual management fee of 0.85% of average net assets.

Stein Roe's mutual funds and institutional investment advisory businesses are managed together with that of its affiliate, Colonial Management Associates, Inc. (CMA), by a combined management team of employees from both companies. CMA also shares personnel, facilities, and systems with Stein Roe that may be used in providing administrative or operational services to the Fund. CMA is a registered investment adviser. Both Stein Roe and CMA are subsidiaries of Liberty Financial Companies, Inc.

Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Fund's
Board of Trustees.

Portfolio Managers
William M. Garrison and Steven M. Salopek have been the portfolio managers for the Fund since September 1998. Mr. Garrison has been employed by Stein Roe since 1989 as an equity research analyst and is a vice president. In addition, Mr. Garrison has served as associate portfolio manager for SR&F Balanced Portfolio since 1995. He earned an A.B. degree from Princeton University and an M.B.A. degree from the University of Chicago.

Mr. Salopek joined Stein Roe as a research analyst in June 1996 and is a vice president. He was an analyst with Banc One
Investment Advisors from 1990 to May 1996.  Mr. Salopek earned a
B.A. degree and an M.B.A. degree from The Ohio State University.

Master/Feeder Fund Structure
The Fund could convert into a "feeder" fund in a "master/feeder" structure at some future date. This means that all of the Fund's assets would be invested in a larger "master" portfolio of securities that has investment objectives and policies substantially identical to those of the Fund.

Year 2000 Readiness
Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by Stein Roe and other service providers do not properly process and calculate date-related information and data from and after Jan. 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's service providers are taking steps that they believe are reasonably designed to address the Year 2000 problem, including communicating with vendors who furnish services, software and systems to the Fund to provide that date-related information and data can be properly processed after Jan. 1, 2000. Many Fund service providers and vendors, including the Fund's service providers, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to Jan. 1, 2000. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after Jan. 1, 2000, will be made on a timely basis or that services to the Fund will not be adversely affected.

[BACK COVER]

FOR MORE INFORMATION

You can obtain more information about the Fund's investments in its semiannual and annual reports to shareholders. These reports discuss the market conditions and investment strategies that affected the Fund's performance over the past six months and year.

You may wish to read the Fund's SAI for more information. The SAI is incorporated into this prospectus by reference, which means that it is legally considered to be part of this prospectus and you are deemed to have been told of its contents.

To obtain free copies of the Fund's semiannual and annual reports or SAI or to request other information about the Fund, write or call:

Stein Roe Mutual Funds
One South Wacker Drive
Suite 3200
Chicago, IL 60606
800-338-2550

www.steinroe.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Securities and Exchange Commission (SEC) at www.sec.gov. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC, by calling 800-SEC-0330, or by sending your request and the appropriate fee to the SEC's public reference section, Washington, DC 20549-6009.

Investment Company Act file number:  811-04978

Liberty Funds Distributor, Inc.